UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        October 10, 2003
                                            ----------------


                         Midwest Express Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                          1-13934                    39-1828757
---------------                  ----------------              -------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)               Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 570-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this "Report"):

               99   Press Release dated October 10, 2003.

Item 12.  Results of Operations and Financial Condition.
-------   ---------------------------------------------

     On October 10, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release reporting September performance data for its Midwest Airlines and Skyway Airlines (d/b/a Midwest Connect) operations (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated into this Report by reference.

     The information being furnished under Item 12 of this Report shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MIDWEST EXPRESS HOLDINGS, INC.



Date:  October 13, 2003        By: /s/ Dennis J. O'Reilly
                                   ----------------------------------
                                   Dennis J. O'Reilly


                               Its: Treasurer
                                    ---------------------------------

                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

99             Press Release dated October 10, 2003.